UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2009, Post Properties, Inc. (the “Company”) and Post Apartment Homes, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Agreement”) with J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 to the Agreement (the “Underwriters”). Pursuant to the terms and conditions of the Agreement, the Company agreed to sell an aggregate of 3,500,000 shares of common stock, par value $0.01 per share, at a price to the public of $17.75 per share. In addition, the Company granted the Underwriters a 30-day option to purchase up to 525,000 additional shares of common stock to cover overallotments, which was exercised in full by the Underwriters on September 25, 2009.

The underwriting agreement contains customary representations, warranties and agreements of the Company and the Operating Partnership and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The shares of common stock were offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-139581). A copy of the Agreement is attached hereto as Exhibit 1.1, and the description of the material terms of the Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the pricing of the common stock offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release announcing the Underwriters’ exercise of the overallotment option is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On September 29, 2009, the Company announced that the United States District Court for the District of Columbia dismissed in its entirety the lawsuit filed against the Company by the Equal Rights Center alleging various violations of the Fair Housing Act and the Americans with Disabilities Act. A copy of the press release announcing the dismissal is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company or the Operating Partnership under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement dated September 24, 2009 among the Company, the Operating Partnership, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters.

5.1	Opinion of King & Spalding LLP regarding legality of shares.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

99.1	Press Release, dated September 24, 2009.

99.2	Press Release, dated September 25, 2009.

99.3	Press Release, dated September 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2009

POST PROPERTIES, INC.

By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2009

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

	By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer